American General Corporation: Board of Directors

Date:          February 8, 1996
Subject:       Form 10-K; Limited Power of Attorney for

Purpose.      The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1995 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.

                           LIMITED POWER OF ATTORNEY

                WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1995 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

                NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint AUSTIN
P. YOUNG, JON P. NEWTON, and JOHN A. ADKINS, and each of them, severally, his true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

                IN WITNESS WHEREOF, the undersigned has executed this instrument this eighth day of February, 1996.

                                    /s/ J. Evans Attwell
                                    ------------------------------
                                    J. Evans Attwell

American General Corporation: Board of Directors

Date:          February 8, 1996
Subject:       Form 10-K; Limited Power of Attorney for

Purpose.      The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1995 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.

                           LIMITED POWER OF ATTORNEY

                WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1995 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

                NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint AUSTIN
P. YOUNG, JON P. NEWTON, and JOHN A. ADKINS, and each of them, severally, his true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

                IN WITNESS WHEREOF, the undersigned has executed this instrument this eighth day of February, 1996.

                                    /s/ Brady F. Carruth
                                    ------------------------------
                                    Brady F. Carruth

American General Corporation: Board of Directors

Date:          February 8, 1996
Subject:       Form 10-K; Limited Power of Attorney for

Purpose.      The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1995 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.

                           LIMITED POWER OF ATTORNEY

                WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1995 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

                NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint AUSTIN
P. YOUNG, JON P. NEWTON, and JOHN A. ADKINS, and each of them, severally, his true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

                IN WITNESS WHEREOF, the undersigned has executed this instrument this eighth day of February, 1996.

                                    /s/ W. Lipscomb Davis, Jr.
                                    ------------------------------
                                    W. Lipscomb Davis, Jr.

American General Corporation: Board of Directors

Date:          February 8, 1996
Subject:       Form 10-K; Limited Power of Attorney for

Purpose.      The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1995 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.

                           LIMITED POWER OF ATTORNEY

                WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1995 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

                NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint AUSTIN
P. YOUNG, JON P. NEWTON, and JOHN A. ADKINS, and each of them, severally, his true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

                IN WITNESS WHEREOF, the undersigned has executed this instrument this eighth day of February, 1996.

                                    /s/ Robert M. Devlin
                                    ------------------------------
                                    Robert M. Devlin

American General Corporation: Board of Directors

Date:          February 8, 1996
Subject:       Form 10-K; Limited Power of Attorney for

Purpose.      The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1995 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.

                           LIMITED POWER OF ATTORNEY

                WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1995 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

                NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint AUSTIN
P. YOUNG, JON P. NEWTON, and JOHN A. ADKINS, and each of them, severally, his true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

                IN WITNESS WHEREOF, the undersigned has executed this instrument this eighth day of February, 1996.

                                    /s/ Larry D. Horner
                                    ------------------------------
                                    Larry D. Horner

American General Corporation: Board of Directors

Date:          February 8, 1996
Subject:       Form 10-K; Limited Power of Attorney for

Purpose.      The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1995 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.

                           LIMITED POWER OF ATTORNEY

                WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1995 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

                NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint AUSTIN
P. YOUNG, JON P. NEWTON, and JOHN A. ADKINS, and each of them, severally, his true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

                IN WITNESS WHEREOF, the undersigned has executed this instrument this eighth day of February, 1996.

                                    /s/ Richard J.V. Johnson
                                    ------------------------------
                                    Richard J.V. Johnson

American General Corporation: Board of Directors

Date:          February 8, 1996
Subject:       Form 10-K; Limited Power of Attorney for

Purpose.      The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1995 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.

                           LIMITED POWER OF ATTORNEY

                WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1995 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

                NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint AUSTIN
P. YOUNG, JON P. NEWTON, and JOHN A. ADKINS, and each of them, severally, his true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

                IN WITNESS WHEREOF, the undersigned has executed this instrument this eighth day of February, 1996.

                                    /s/ Robert E. Smittcamp
                                    ------------------------------
                                    Robert E. Smittcamp

American General Corporation: Board of Directors

Date:          February 8, 1996
Subject:       Form 10-K; Limited Power of Attorney for

Purpose.      The purpose of this limited power of attorney is to authorize certain officers of the company to execute, on behalf of the undersigned person, the company's 1995 annual report on Form 10-K, with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other related documents, and to file the Form 10-K with the SEC.

                           LIMITED POWER OF ATTORNEY

                WHEREAS, AMERICAN GENERAL CORPORATION, a Texas corporation (company), will file with the Securities and Exchange Commission (Commission) under Section 13 of the Securities Exchange Act of 1934, as amended (Act), its annual report on Form 10-K for the fiscal year ended December 31, 1995 (Form 10-K), with such amendments thereto as may be necessary or appropriate, together with any and all exhibits and other documents related thereto;

                NOW, THEREFORE, the undersigned in his capacity as a director or officer or both, as the case may be, of the company does hereby appoint AUSTIN
P. YOUNG, JON P. NEWTON, and JOHN A. ADKINS, and each of them, severally, his true and lawful attorney or attorneys-in-fact with or without the others and with full power of substitution and resubstitution, to execute in his name, place, and stead, in his capacity as a director or officer or both, as the case may be, of the company, the Form 10-K and any and all amendments thereto as said attorneys-in-fact or any of them shall deem necessary or appropriate, together with all instruments necessary or incidental in connection therewith, and to file the same or cause the same to be filed with the Commission. Each of said attorneys-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable in connection with the Form 10-K, as fully and for all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys-in-fact and each of them.

                IN WITNESS WHEREOF, the undersigned has executed this instrument this eighth day of February, 1996.

                                    /s/ Anne M. Tatlock
                                    ------------------------------
                                    Anne M. Tatlock